Exhibit 99

SALIENT 3 COMMUNICATIONS, INC.
LIQUIDATING TRUST AGREEMENT

This Liquidating Trust Agreement (this "Agreement") is made effective as of August 8, 2003, (the "Effective Time"), by and among (i) Salient 3 Communications, Inc., a Delaware corporation ("Salient") and (ii) Thomas F. Hafer, Paul H. Snyder, John W. Boyer, Jr. and Donald K. Wilson, Jr. (each a "Trustee" and collectively the "Trustees").

BACKGROUND

A.	Salient has filed a Certificate of Dissolution with the Delaware
Secretary of State effective as of August 11, 2000.

B.	Section 278 of the Delaware General Corporation Law ("DGCL")
contemplates a winding up of Salient's affairs within three years of the date of its dissolution.

C.	Salient has satisfied substantially all of its known liabilities that have matured to date.

D.	The board of directors of Salient has determined that it would be advisable to transfer all of Salient's remaining assets (the "Assets") into a liquidating trust (the "Liquidating Trust") to allow for the satisfaction of all remaining liabilities (the "Liabilities"), including contingent and unknown liabilities, of Salient and that the Liquidating Trust be deemed a "successor entity" as contemplated under Section 280(e) of the DGCL; and

E.	The board of directors of Salient unanimously approved and
authorized the execution of this Agreement at a meeting held on July 16, 2003.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Name and Beneficiaries. The name of the Liquidating Trust shall be "Salient 3 Communications Liquidating Trust." Each record stockholder of Salient at the Effective Time (the "Beneficiaries") shall have a beneficial interest in the Assets initially in proportion to such Beneficiary's interest in Salient on such date.

Section 2. Purpose.

2.1 The sole purpose of this Agreement and of the appointment of the Trustees hereunder is to provide for the administration of the Assets, including collection of contingent Assets, and the discharge of Liabilities, if any, as they become due, or at such earlier time as the Trustees may determine.

2.2 Assets held by the Trustees under this Agreement shall be applied solely to the payment of (a) the Liabilities, (b) administrative fees and expenses incurred by the Trust, (c) the fees to be paid to the Trustees as provided for herein, and (d) reimbursement of reasonable costs and expenses incurred by the Trustees in the performance of their obligations hereunder.

2.3 Nothing contained herein shall be construed so as to constitute the Beneficiaries, or their successors in interest, members of an association. Further, the trust created hereby shall have no objective to continue or engage in the conduct of a trade or business.

Section 3. Trustees.  Thomas F. Hafer, Paul H. Snyder, John W. Boyer,
Jr. and Donald K. Wilson, Jr. are hereby appointed as the initial Trustees under this Agreement.

Section 4. Assets Placed in Trust. Salient hereby grants, delivers, transfers, releases, sets over and conveys to the Trustees, to be held in trust for the benefit of the Beneficiaries, all of Salient's right, title and interest, of whatever nature, whether tangible or intangible, choate or inchoate, in the Assets to hold, administer, collect, through legal process or otherwise, and distribute as provided herein, and assigns to the Trustees all of the Liabilities, subject to the payments authorized hereunder. The Trustees hereby accept such Assets and Liabilities solely as Trustees and not personally, subject to the terms and provisions hereof.

Section 5. Condition of Trust. The Trustees hereby accept the trust created by this Agreement and agree to execute the trust upon the conditions hereof, including the following:

5.1. The Trustees shall receive as compensation for their services hereunder such fees as shall be determined by Salient's Board of Directors on or prior to the date hereof; provided, however, that the fees to be paid to all Trustees in the aggregate, including any successor Trustee(s) appointed pursuant to Section 10 hereof, for any twelve-month period commencing on the date hereof or on any anniversary thereof shall not exceed the aggregate amount of compensation paid by Salient to the initial Trustees (in any and all capacities) for the twelve-month period prior to the date hereof. The Trustees shall further be reimbursed monthly from the Assets for all resonable costs and expenses incurred by them in the performance of their obligations hereunder.


5.2. The Trustees shall not be personally liable for any assessments, charges, or damages, or for any obligations in carrying out or effectuating the purpose of this Agreement. In carrying out their duties hereunder, the Trustees shall be subject to the same fiduciary duties to the Beneficiaries as the fiduciary duties of Salient's directors to Salient's stockholders immediately prior to the Effective Time, and shall be exempt from liability for monetary damages for any breach of such duty to the same extent as permitted under the DGCL with respect to directors. Should any Liability be asserted against any of the Trustees as the transferee of the Assets or as the result of the assumption thereof, such Trustee may use such part of the Assets as may be necessary in contesting any such Liability or in payment thereof, but in no event shall such Trustee be personally liable solely as a result of being Trustee hereunder. The Trustees shall serve without bond. The Trustees shall have the power to obtain, in the name of the Trust, any insurance coverage they deem advisable, including, without limitation, insurance for the benefit of the Trustees and/or any agent of the Trust, covering any liability of any Trustee or agent of the Trust, arising out of their services as Trustees or agents of the Trust, as the case may be, or their performance of their obligations hereunder.

5.3. The Trustees shall not be responsible in any manner whatsoever for the validity or sufficiency of this Agreement.

5.4. A Trustee shall be protected in acting upon any writing believed by him to be genuine.

5.5. The Trustees shall have the power to appoint, employ or contract with any person or entity as the Trustees may deem necessary or proper for the transaction of all or any portion of the activities of the Trust. The Trustees shall not be liable for any acts or omissions of any agents acting on their behalf elected or appointed by the Trustees in good faith.

5.6. The Trustees may consult with legal counsel, accountants, appraisers, or other professional consultant, and any act or failure to act done or omitted in good faith in accordance with the opinion of any such person shall create no liability on the part of the Trustees.

5.7. Subject to applicable law, the Trustees, in their individual capacity or through persons that they control or in which they have an interest, may directly or indirectly engage in or possess any interest in any business venture, whether or not such activities are similar to or in competition with the business activities previously engaged in by Salient.
No Trustee has any duty to present any business opportunity to the Trust before taking advantage of such opportunity either in such Trustee's individual capacity or through participation in any person.

5.8. To the fullest extent permitted by applicable law, any (a)
Trustee, (b) employee, representative or agent of any Trustee, and (c) employee or agent of this Liquidating Trust, (referred to herein as an "Indemnified Person") shall be indemnified and held harmless out of the Assets from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of this Liquidating Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of this Liquidating Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement. To the fullest extent permitted by applicable law, each Indemnified Person shall be entitled to be paid, out of the Assets, advances on account of expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Trustees of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in this section.

5.9. Any action by the Trustees contemplated herein may be taken at a meeting of the Trustees, called by any Trustee upon no less than two (2) days prior notice stating the time, place and purpose of the meeting, or without notice or meeting, by majority written consent.

Section 6. Powers of the Trustees. The Trustees shall have the following powers:

6.1. To endorse, deposit, and collect any and all notes, checks, bills of exchange, trade acceptance, and other instruments for the payment of money, in the name of Salient or otherwise, that the Trustees may receive in connection with the Assets or Liabilities.

6.2. To determine the amounts of any consideration to be received for or with respect to any sale or other disposition of any property of the Liquidating Trust, and to collect, liquidate or otherwise convert into cash all property, assets and rights in the Assets, and to pay, discharge and satisfy all claims, expenses, charges relating to the Liabilities and other obligations with respect to the Assets, the Liquidating Trust and the Trustees as mandated by Sections 278 and 281(b) of the DGCL and other applicable laws.

6.3. To invest amounts received by them as Trustees, pending distribution; provided, however, that such investment powers shall be limited to investments in (a) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (b) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (c) other temporary investments not inconsistent with the Trust's status as a liquidating trust for tax purposes.

6.4. Generally, to do everything necessary or advisable in order to carry out the purpose of this Agreement, including appointing, engaging or retaining any employee, agent, representative or other independent contractor to serve the interests of the Beneficiaries.

Section 7. Distributions. The Trustees may make distributions to the Beneficiaries out of the Assets held in trust, from time to time in their sole discretion, to the extent such distribution would have been permitted under applicable laws by Salient absent the creation of, and the transfer of the Assets and Liabilities to, this Liquidating Trust.

Section 8. Beneficiaries.

8.1. The initial beneficial interest (the "Beneficial Interest") of each Beneficiary hereof shall be determined by the Trustees in accordance with a certified copy of Salient's stockholders list from Salient's transfer agent as of the Effective Time. The Trustees shall have no obligations whatsoever to any beneficial owner of a Beneficial Interest, other than the Beneficiaries, except as otherwise mandated by applicable laws.

8.2. The rights of Beneficiaries in, to and under the Assets and the Liquidating Trust shall not be represented by any form of certificate or other instrument, and no Beneficiary shall be entitled to such a certificate. The Trustees shall maintain a record of the name and address of each Beneficiary and each Beneficiary's Beneficial Interest in the Liquidating Trust.

8.3. A Beneficiary shall have no title to, or right to the possession, management or control of, the Assets, and no spouse, heir or devisee of any Beneficiary shall have any rights of dower, homestead, inheritance, partition, or of any other right with respect to the Assets or the proceeds therefrom.

8.4. A Beneficial Interest may not be transferred, sold, assigned, encumbered or otherwise disposed of either by a Beneficiary in person or by a duly authorized agent or attorney or a legal representative; provided, however, that a Beneficial Interest may be transferred or assigned by will, intestate succession or operation of law and that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the beneficial interest held by the estate of such Beneficiary, if necessary, in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to, and written consent of, the Trustees, which consent may not be unreasonably withheld.

8.5. Since the Beneficial Interests are non-transferable, except as otherwise provided herein, the Beneficial Interests shall not be subject to attachment, execution, sequestration or any similar order of any court for liquidation to satisfy the debts, obligations or liabilities of any Beneficiary.

8.6. If a conflicting claim or demand is asserted with respect to the ownership of Beneficial Interests, the Trustees shall be entitled, in their sole discretion, to refuse to comply with any such conflicting claim or demand. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Beneficial Interest, or to make such payment to a court of competent jurisdiction, until such competing claims are resolved to the Trustees' satisfaction, and in doing so, the Trustees shall not be or become liable for any amounts to any such parties for their refusal to comply with any such claim or demand, nor shall the Trustees be liable for interest on any funds which it may so withhold.

Section 9. Reports by the Trustees.

9.1. As soon as practicable after the Effective Time, the Trustees will mail to each Beneficiary a notice setting forth the Beneficial Interest held by each such Beneficiary and the contact details of the Trustees.

9.2. As soon as practicable after the end of each calendar year during the existence of the Liquidating Trust, and after the termination of the Liquidating Trust, the Trustees will mail a written report to the Beneficiaries showing: (a) the Assets and Liabilities of the Liquidating Trust at the end of such calendar year, or upon termination, as the case may be, and the receipts and disbursements of the Trustees for such calendar year or period, prepared by the Trustees in accordance with generally accepted accounting principles; (b) any changes in the Assets and Liabilities not previously reported; and (c) any material action taken by the Trustees not previously reported. To the extent permitted, the Trustees shall file each such report with the U.S. Securities and Exchange Commission (the "Commission") under cover of Form 10-K using Salient's Commission file number.

9.3. During the course of each calendar year during the existence of the Liquidating Trust, whenever a material event relating to the Trust' Assets occurs, the Trustees shall, within a reasonable period of time after such occurrence, prepare and mail to the Beneficiaries an interim report describing such event. The occurrence of a material event need not be reported on an interim report if an annual report pursuant to Section 9.2 will be issued at approximately the same time that such interim report would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Trustees or as may be required by the rules and regulations promulgated by the Commission. To the extent permitted, the Trustees shall file each such interim report with the Commission under cover of Form 8-K using Salient's Commission file number.

9.4. As soon as practicable after the close of any taxable year, the Trustees shall mail to any person who was a Beneficiary during such year such information as is reasonably necessary for the Beneficiary to be able to prepare its income tax returns for the previous year in an accurate and complete manner.

Section 10. Appointment and Resignation of Trustees.  Additional
Trustees may be appointed from time to time by a majority of the then existing Trustees. Prior to taking office, any new Trustee shall execute a written consent to act as Trustee under the terms of this Agreement. A Trustee may resign at any time by delivering to the other Trustee(s) its written resignation at least fifteen calendar days before the resignation takes effect. Upon the resignation of a Trustee, the vacancy thereby occurring shall be filled by the appointment of a successor named by the majority of the remaining Trustees and such successor shall execute a written consent to act as Trustee under the terms of this Agreement. If at any time prior to the termination of this Liquidating Trust pursuant to Section 11 below, there is no Trustee because of the resignation or inability to act of the last Trustee with no successor appointed, a Trustee may be appointed by the written consent of Beneficiaries holding at least a majority of the Beneficial Interest then outstanding, or, upon application of any Beneficiary, by a court of competent jurisdiction.

Section 11. Termination of Trust; Discharge of Trustees.

11.1. The Liquidating Trust and this Agreement shall terminate upon the earliest of (a) such time as termination is required by the applicable laws of the State of Delaware, (b) the distribution of all the Assets in accordance with the terms of this Agreement, or (iii) the expiration of a period of three years from the date the Assets are first transferred to the Liquidating Trust; provided, however, that the Trustees, in their discretion, may extend the existence of the Liquidating Trust to such later date as they may designate, if they determine that an extension is reasonably necessary to fulfill the purpose of the Liquidating Trust, as specified in this Agreement, and, prior to such extension, the Trustees shall have requested and received additional no-action assurances from the Securities and Exchange Commission regarding the registration and reporting requirements of the Trustees under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any other applicable Federal securities act.

11.2. The Trustees shall provide written notice of the effective date of the termination of the Liquidating Trust to the Beneficiaries, and shall file such notice with the Commission under cover of a Form 8-K. Following such distribution and notice to the Beneficiaries, the Trustees shall be fully released and discharged and their duties hereunder shall cease. Upon termination, the Trustees shall provide for the retention of the books, records, lists of holders of Beneficial Interest, and other files which have been delivered to or created by the Trustees for a period of at least six years and six months after the end of the year during which the Liquidating Trust is terminated.

Section 12. Tax Matters. It is intended that the granting, assignment and conveyance of the Assets hereunder to the Trustees for the benefit of the Beneficiaries shall be treated for federal, state and local income tax purposes as if Salient made such distributions directly to the stockholders of Salient. It is further intended that for federal, state and local income tax purposes, the Liquidating Trust shall be treated as a liquidating trust under Treasury Regulation Sec. 301.7701-4(d) and any analogous provision of any state or local law or regulation, and the Beneficiaries shall be treated as the owners of their respective share of the Liquidating Trust pursuant to Secs. 671 through 678 of the Internal Revenue Code of 1986, as amended, and any analogous provision of state or local law or regulation, and shall be taxed on their respective share of the Liquidating Trust's taxable income. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with its position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulation Sec. 1.671-4(a).

Section 13. Amendment. If the Trustees determine, based upon the written advice of counsel, that this Agreement requires an amendment to make ministerial or administrative improvements in the management of the Liquidating Trust or to correct, clarify, support or complete the rights and benefits of the Beneficiaries (including the treatment for tax purposes) purported to be provided hereunder, the Trustees may make such amendment to the terms of this Agreement by giving written notice of such amendment to the Beneficiaries at least fifteen calendar days prior to the effective date of such amendment, provided, however, such amendment shall not have a material adverse affect on the rights and benefits of the Beneficiaries hereunder.
Any amendment hereto that is not adopted in accordance with the preceding sentence, may nevertheless be adopted if approved by the written consent of Beneficiaries holding at least a majority of the Beneficial Interest then outstanding. Such amendment may be proposed by the Trustees or by Beneficiaries who hold a majority of the Beneficial Interest then outstanding in a written proposal to the Trustees.

Section 14. Construction. This Agreement shall be governed by and interpreted and construed under the laws of the State of Delaware.

Section 15. Third Party Beneficiaries. This Agreement is entered into between Salient and the Trustees for the benefit of the Beneficiaries and to fix the rights and obligations of the Trustees. This Agreement shall be binding upon such parties, their heirs, executors, administrators, and assigns. This Agreement is expressly not intended for the benefit of any creditor of any such persons. Except and only to the extent provided by applicable statute, no such creditor or any other third party shall have any rights under this Agreement.

Section 16. Severability. If any provision of this Agreement or the application hereof to any person or circumstance shall be found to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application hereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Liquidating Trust Agreement as of the day and year first above written.

SALIENT 3 COMMUNICATIONS, INC.


By:    /s/F.T. Myers
       -------------
Name:  F.T. Myers
Title: Vice President and
       Controller

TRUSTEES:


  /s/ Thomas F. Hafer
  -------------------
  Thomas F. Hafer


  /s/ Paul H. Snyder
  ------------------
  Paul H. Snyder


  /s/ John W. Boyer, Jr.
  ----------------------
  John W. Boyer, Jr.


  /s/ Donald K. Wilson, Jr.
  -------------------------
  Donald K. Wilson, Jr.